UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2011

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12100 West Center Road

Omaha, Nebraska 68144

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2011, Gordmans, Inc. (the “Borrower”), a wholly-owned subsidiary of Gordmans Stores, Inc. (the “Company”), entered into the Fifth Amendment to Loan, Guaranty and Security Agreement (the “Amendment”) by and among the Borrower, each of the other credit parties signatory thereto, the lenders party thereto and Wells Fargo Bank, National Association, successor by merger to Wells Fargo Retail Finance, LLC, as the arranger and administrative agent for the lenders (“Wells Fargo”) (the “revolving line of credit facility”).

The Amendment amends certain terms of the revolving line of credit facility, including: (a) a decrease in the maximum available borrowings from $78 million to $60 million; (b) an extension of the maturity date of the revolving line of credit facility through June 1, 2015; (c) a 2.0% reduction in the interest rate for base rate advances and LIBOR rate advances both during seasonal and non-seasonal periods; and (d) a decrease in the unused line fee from 0.5% to 0.375%. So long as no default or event of default is continuing, the Borrower may increase the maximum borrowings under the revolving line of credit facility in increments of $5 million up to $80 million in the aggregate.

As of June 1, 2011, the Borrower had paid off the existing equipment loan under the Loan, Guaranty and Security Agreement. The Amendment allows the Borrower to obtain up to a $15 million equipment term loan on certain customary terms and conditions reasonably satisfactory to Wells Fargo.

The description of the Amendment set forth above is qualified in its entirety by the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Loan, Guaranty and Security Agreement, dated June 1, 2011, by and among Gordmans, Inc., each of the other credit parties signatory thereto, the lenders party thereto and Wells Fargo Bank, National Association, as arranger and administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: June 7, 2011	By:	/s/ Michael D. James
		Name:	Michael D. James
		Title:	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fifth Amendment to Loan, Guaranty and Security Agreement, dated June 1, 2011, by and among Gordmans, Inc., each of the other credit parties signatory thereto, the lenders party thereto and Wells Fargo Bank, National Association, as arranger and administrative agent.

4